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                                                                   EXHIBIT 10.30


                              HEARST HOMEARTS, INC.

                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 9th day of July, 1999, by and between HEARST HOMEARTS, INC., a Delaware corporation, (the "Company"), WOMEN.COM NETWORKS LLC ("Women.com") and THE WALT DISNEY COMPANY, a Delaware corporation ("Purchaser").

        WHEREAS, the Company desires to issue, and Purchaser desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

        WHEREAS, the issuance hereunder is intended to comply with the provisions of Rule 506 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

        1. PURCHASE AND SALE OF STOCK. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser the lesser of 1,250,000 shares of the Company's Common Stock or that number of shares of the Company's Common Stock having an aggregate purchase price of $14.5 million (the "Stock") following the effectiveness of a registration statement under the Act relating to the Company's initial public offering (the "Initial Public Offering") at a per share price equal to the per share price to the public in the Initial Public Offering; provided, however, the Company agrees not to enter into any agreement with another party to sell shares of capital stock of the Company upon more favorable terms than contained herein (excluding all securities of the Company outstanding on the date hereof or proposed to be issued pursuant to the Agreement and Plan of Merger by and between Women.com Networks, a California corporation, and the Company, including outstanding options, options reserved to be issued pursuant to the Company's 1998 Equity Incentive Plan, warrants and other convertible securities) in a private placement transaction under the Securities Act of 1933, as amended, prior to the effectiveness of the Company's Initial Public Offering (a "New Transaction"). If the Company shall enter into such a New Transaction, the Company shall sell the Stock to the Purchaser at the price proposed in such New Transaction. The closing hereunder (the "Closing"), including payment for and delivery of the Stock shall occur at the offices of Cooley Godward LLP, counsel to the Company ("Company Counsel"), 3000 Sand Hill Road, Building Three, Suite 230, Menlo Park, CA 94025, concurrently with the closing of the Initial Public Offering, or at such other time and place as the parties may mutually agree.

        2. OPTION. If the Initial Public Offering does not occur by October 31, 1999, the Purchaser shall have the option to purchase $14.5 million worth of Series E Preferred Stock of Women.com Networks, the California corporation, at $10.00 per share (the "Option"). Such Option shall expire on November 10, 1999. If the Initial Public Offering does not occur and the Purchaser elects to exercise such Option, Purchaser shall enter into a Series E Preferred Stock Purchase Agreement with Women.com Networks, the form of which will be the same as the Series E Preferred Stock Purchase Agreement dated May 7, 1999 between Women.com Networks and its Series E Preferred Stock holders with such changes as are reasonably requested by Purchaser.



                                       1.
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        3. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. The Company and its transfer agent shall not be required (a) to transfer on its books any shares of Stock of the Company, which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

        4. PURCHASER REPRESENTATIONS. In connection with the purchase of the Stock, Purchaser represents to the Company the following:

               (a) Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms.

               (b) Purchaser acknowledges receipt of the Registration Statement (defined under Section 5(i) hereof). Purchaser is purchasing the Stock, if any, for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Act.

               (c) Purchaser understands that the Stock, if any, has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

               (d) Purchaser further acknowledges and understands that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits its transfer unless it is registered or such registration is not required in the opinion of counsel for the Company.

               (e) Purchaser is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions including, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

               (f) Purchaser further understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

               (g) Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Act.

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        5. COMPANY REPRESENTATIONS. The Company and Women.com hereby jointly and severally represent and warrant to the Purchaser as follows:

               (a) AUTHORIZATION. All corporate or limited liability company action on the part of the Company and Women.com, their officers, members, directors and stockholders necessary for the authorization, execution and delivery of this Agreement have been taken. The Company and Women.com have the requisite corporate power to enter into this Agreement and carry out and perform their obligations under this Agreement. At the Closing, the Company will have the requisite corporate power to sell the shares of the Stock to be sold at such Closing. This Agreement has been duly authorized, executed and delivered by the Company and Women.com and, upon due execution and delivery by Purchaser, this Agreement will be a valid and binding agreement of the Company and Women.com, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

               (b) NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice (a) any provision of the Company's or Women.com's charter documents as either shall be in effect, (b) any provision of any judgment, decree or order to which the Company or Women.com is a party or by which they are bound, (c) any material contract, obligation or commitment to which the Company or Women.com is a party or by which either is bound or (d) to the Company's or Women.com's knowledge, any statute, rule or governmental regulation applicable to the Company or Women.com.

               (c) ORGANIZATION AND GOOD STANDING. Women.com is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Women.com is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

               (d) CAPITALIZATION.

                      (i) As of the Closing, the authorized capital stock of the Company shall conform as to legal matters to the description thereof contained in the Registration Statement.

                      (ii) The shares of Common Stock outstanding prior to the issuance of the shares to be sold by the Company in the Initial Public Offering have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Registration Statement, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, other than non-material amounts of options granted pursuant to the Company's 1994 Stock Option Plan and 1998 Equity Incentive Plan described in the Registration Statement. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with


                                       3.
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the registration and qualification provisions of all applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights.

                      (iii) The Stock has been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

               (e) VALID ISSUANCE OF SHARES. The shares of Stock which will be purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, and shall be fully paid and nonassessable.

               (f) LITIGATION, ETC. There is no action, suit, proceeding nor, to the best of its knowledge, any investigation pending or currently threatened against the Company or Women.com, nor, to the best of their knowledge, is there any basis therefor, which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company or Women.com, financial or otherwise. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or any other agreement contemplated hereby or the right of the Company to enter into such agreements.

               (g) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

               (h) BROKER'S FEES. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company or Women.com.

               (i) NO MATERIAL MISSTATEMENTS OR OMISSIONS. Form S-1 (No. 333-78363) (the "Registration Statement") filed with the Securities Exchange Commission on May 13, 1999, complies in all material respects as of the filing date and the date hereof, with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder; as of the filing date and the date hereof, the Registration Statement did not and does not contain any untrue statement of material fact and did not and does not omit to state any material fact required to be stated herein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Closing, the Registration Statement filed with and declared effective by the Securities and Exchange Commission shall comply in all material respects with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder and will not contain any untrue statement of material fact and will not omit to state any material fact required to be stated herein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (j) FINANCIAL STATEMENTS. The Registration Statement includes (i) Women.com Network's audited balance sheet as of December 31, 1998, and the related audited statements of operations, stockholders' equity and cash flows for the twelve months ended December 31, 1999, (ii) the audited balance sheet as of March 31, 1999, and the related audit statements of operations, stockholders'

                                       4.
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equity and cash flows for the three months ended March 31, 1999, and (iii) the
Company's audited balance sheet as of December 31, 1998, and the related audited statements of operations, stockholders' equity and cash flows for the twelve-month period ended December 31, 1998 (collectively, the "Company Financials"). The Company Financials have been prepared in accordance with U.S. generally accepted accounting principles consistent with the reporting practices and principles ("GAAP"), applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly the financial condition, operating results and cash flows of the Company as of the dates and during the periods indicated therein.

               (k) NO MATERIAL CHANGES. Since March 31, 1999, there has not been any materially adverse change in the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement, and since such date, except in the ordinary course of business, the Company has not entered into any material transaction not referred to in the Registration Statement.

        6. CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligations to purchase the Stock at the Closing are subject to the satisfaction, at or prior to such Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company and Women.com in Section 5 hereof shall be true and correct in all material respects as of the Closing (or any subsequent closing as the case may be) with the same force and effect as if they had been made as of the Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

               (b) LEGAL INVESTMENT. As of the Closing, the sale and issuance of the Stock shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

               (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

               (d) CERTIFICATE OF INCORPORATION; BYLAWS. The Company shall have adopted and filed with the Secretary of State of Delaware the Certificate of Incorporation and Bylaws of the Company in the form attached to the Registration Statement as Exhibits 3.3 and 3.4, respectively.

               (e) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement relating to the Initial Public Offering shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Securities and Exchange Commission.

               (f) NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in Women.com's or the Company's business, condition, assets, liabilities, operations or financial performance since the date of this Agreement.

               (g) INVESTOR RIGHTS AGREEMENT. An Investor Rights Agreement substantially in the form attached hereto as EXHIBIT A shall have been executed and delivered by the parties.

                                       5.
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               (h) LETTER AGREEMENTS. The Letter Agreements by and between the
Purchaser and Women.com dated July 9, 1999 shall be in full force and effect and Women.com's obligations thereunder shall have been assumed by the Company.

               (i) INITIAL PUBLIC OFFERING. The Company shall have closed the sale of at least eighty percent (80%) of the 3,750,000 shares proposed to be sold in the firm commitment offering under the Registration Statement.

               (j) LEGAL OPINION. The Purchaser shall have received from legal counsel to the Company an opinion addressed to it dated as of the Closing date in the form and substance reasonably acceptable to Purchaser.

        7. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Stock at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties in Section 4 made by Purchaser shall be true and correct in all material respects at the date of the Closing (or any subsequent closing as the case may be), with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

               (c) LEGAL INVESTMENT. As of the Closing, the sale and issuance of the Stock shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

               (d) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

               (e) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement relating to the Initial Public Offering shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Securities and Exchange Commission.

        8. MISCELLANEOUS.

               (a) TERMINATION. This Agreement shall terminate in its entirety and shall be of no further force and effect in the event that a registration statement relating to the Initial Public Offering shall not have been declared effective and the sale contemplated by Section 1 hereof completed on or prior to October 31, 1999, except for rights pursuant to Section 2 hereof.

               (b) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

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               (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors and assigns. The Purchaser's rights and obligations hereunder may be transferred to any wholly-owned subsidiary of such Purchaser.

               (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

               (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

               (f) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

               (g) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

               (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    HEARST HOMEARTS, INC.



                                    By: /s/ ALFRED SIKES
                                       -----------------------------------------
                                    Title: President
                                          --------------------------------------

                                    Address: 959 Eighth Avenue
                                             -----------------------------------
                                             New York, New York 10019
                                             -----------------------------------




                                    WOMEN.COM NETWORKS LLC



                                    By: /s/ MARLEEN MCDANIEL
                                       -----------------------------------------
                                    Title: President
                                          --------------------------------------

                                    Address: 1820 Gateway Drive
                                             -----------------------------------
                                             Suite 100
                                             -----------------------------------
                                             San Mateo, CA 94404
                                             -----------------------------------



                                    PURCHASER

                                    THE WALT DISNEY COMPANY



                                    By: /s/ THOMAS SKAGGS
                                       -----------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    Address: 500 South Buena Vista Street
                                             -----------------------------------
                                             Burbank, CA 91521
                                             -----------------------------------



                                       8.